EXHIBIT 99.1

Home BancShares, Inc. Announces First Quarter 2009 Earnings

CONWAY, Ark., April 23, 2009 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced first quarter net income of $6.2 million, or $0.28 diluted earnings per common share for the quarter ended March 31, 2009, compared to earnings of $7.3 million, or $0.36 (stock dividend adjusted) diluted earnings per common share for the same period in 2008. During March of 2008, the Company sold its 20% interest in White River Bancshares, Inc for a $6.1 million gain. Excluding the $3.8 million after-tax or $0.19 diluted earnings per common share impact of White River during the first quarter of 2008, net income and diluted earnings per common share for the first quarter of 2009 increased 78.0% and 64.7%, respectively, when compared to the same period in 2008.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.30 and $0.37 (stock dividend adjusted) for the first quarter of 2009 and 2008, respectively.

"We are very pleased with our first quarter of 2009 performance. Many initiatives begun several months ago are causing our metrics to improve nicely," said John Allison, Chairman and Chief Executive Officer. "As a result of our healthy reserves and capital levels, we continue to be a strong financial institution positioned to take advantage of opportunities in these stormy economic conditions."

Operating Highlights

Net interest income for the first quarter of 2009 increased 4.7% to $21.8 million compared to $20.8 million for the first quarter of 2008. Net interest margin, on a fully taxable equivalent basis, was 3.93% in the quarter just ended compared to 3.78% in the first and fourth quarter of 2008, an increase of 15 basis points. The Company's ability to improve pricing on our deposits and hold the decline of interest rates on loans to a minimum combined with the proceeds from our issuance of $50.0 million of Fixed Rate Cumulative Perpetual Preferred Stock Series A to the United States Department of Treasury under the Capital Purchase Program allowed the Company to improve net interest margin.

Non-interest income for the first quarter of 2009 was $7.6 million compared with $7.3 million of non-interest income (excluding White River Bancshares) for the first quarter of 2008, an increase of $284,000 or 3.9%. The increase in the first quarter of 2009 is primarily the result of organic growth. During the first quarter of 2009, we had record income from our mortgage lending division.

Non-interest expense for the first quarter of 2009 was $19.3 million compared with $18.7 million for the first quarter of 2008. Excluding the $742,000 of merger expenses and the $593,000 increase in FDIC and state assessment fees, non-interest expense for the first quarter of 2009 improved by $726,000 or 3.9% when compared to the first quarter of 2008.

Financial Condition

Total loans were $1.97 billion at March 31, 2009 compared to $1.87 billion at March 31, 2008, an increase of 5.3%. Total deposits were $1.84 billion at March 31, 2009 compared to $1.85 billion at March 31, 2008. Total assets were $2.59 billion at March 31, 2009, a 0.6% increase from $2.57 billion at March 31, 2008.

Nonperforming loans as a percent of total loans were 1.24% as of March 31, 2009 compared to 0.64% as of March 31, 2008. Nonperforming assets as a percent of total assets were 1.54% as of March 31, 2009 compared to 0.67% as of March 31, 2008.

The Company's allowance for loan losses was $40.8 million at March 31, 2009, or 2.08% of total loans, compared to $37.1 million, or 1.99% of total loans, at March 31, 2008. As of March 31, 2009, the Company's allowance for loan losses equaled 168% of its total nonperforming loans compared to 308% as of March 31, 2008.

Stockholders' equity was $338.8 million at March 31, 2009 compared to $286.4 million at March 31, 2008, an increase of 52.4 million. Book value per common share was $14.58 at March 31, 2009 compared to $14.46 (stock dividend adjusted) at March 31, 2008, a 0.6% increase.

Branches

During 2009, the Company opened an Arkansas branch location in Heber Springs. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations. Existing branches are being evaluated for cost saving opportunities under the efficiency study.

Charter Consolidation

In July 2008, management of Home BancShares, Inc. approved the combining of all six of the Company's individually charted banks into one charter. The six banks will adopt Centennial Bank as their common name.

In the fourth quarter of 2008, First State Bank and Marine Bank consolidated and adopted Centennial Bank as its new name. Community Bank and Bank of Mountain View were completed in the first quarter of 2009, and Twin City Bank and the original Centennial Bank will finish the process in June of 2009. All of the banks will, at that time, have the same name, logo and charter allowing for a more customer-friendly banking experience and seamless transactions across our entire banking network. We remain committed to our community banking philosophy and will continue to rely on local management and boards of directors.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, April 23, 2009. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 428890, which will be available until May 1, 2009. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Form 10-K, filed with the Securities and Exchange Commission in March 2009.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas, with bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. The bank subsidiaries have locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys and southwestern Florida. Recently, the Company announced plans to combine the charters of its banks into a single charter and adopt Centennial Bank as their common name. This combination is in process and is expected to be completed by June of this year. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

                               Home BancShares, Inc.
                       Consolidated End of Period Balance Sheets
                                    (Unaudited)

 (In             Mar. 31,  Dec. 31,   Sep. 30,   Jun. 30,    Mar. 31,
  thousands)       2009      2008       2008       2008        2008
 -----------   ---------- ---------- ---------- ---------- ----------
   ASSETS
   ------
 Cash and due
  from banks   $   41,396 $   46,765 $   50,445 $   60,915 $   53,862
 Interest-
  bearing
  deposits
  with other
  banks             9,025      7,403     10,290      4,845      5,828
               ---------- ---------- ---------- ---------- ----------
  Cash and
   cash
   equivalents     50,421     54,168     60,735     65,760     59,690
 Federal funds
  sold             15,510      7,865     28,347      7,436     37,331
 Investment
  securities -
  available
  for sale        334,916    355,244    381,564    383,285    403,755
 Loans
  receivable    1,966,572  1,956,232  1,967,923  1,951,272  1,866,969
 Allowance for
  loan losses     (40,822)   (40,385)   (36,372)   (36,563)   (37,075)
               ---------- ---------- ---------- ---------- ----------
  Loans
   receivable,
   net          1,925,750  1,915,847  1,931,551  1,914,709  1,829,894
 Bank premises
  and
  equipment,
  net              72,815     73,610     70,500     70,745     71,155
 Foreclosed
  assets held
  for sale         15,397      6,763      9,392      5,284      5,097
 Cash value of
  life
  insurance        50,676     50,201     49,731     49,189     48,678
 Investments
  in uncon-
  solidated
  affiliates        1,424      1,424      1,424      1,424      1,424
 Accrued
  interest
  receivable       12,850     13,115     13,804     13,962     14,649
 Deferred tax
  asset, net       16,659     16,267     14,530     12,420     10,583
 Goodwill          53,138     50,038     50,038     49,849     49,849
 Core deposit
  and other
  intangibles       6,084      6,547      7,009      7,471      7,934
 Mortgage
  servicing
  rights            1,744      1,891      2,039      2,186      2,333
 Other assets      28,767     27,113     29,926     27,899     28,773
               ---------- ---------- ---------- ---------- ----------
  Total assets $2,586,151 $2,580,093 $2,650,590 $2,611,619 $2,571,145
               ========== ========== ========== ========== ==========

  LIABILITIES
   AND
   STOCK-
   HOLDERS'
   EQUITY
  -----------
 Liabilities
 Deposits:
  Demand and
   non-interest
   -bearing    $  297,146 $  249,349 $  263,410 $  248,036 $  255,532
  Savings and
   interest-
   bearing
   transaction
   accounts       664,964    656,758    680,217    722,877    687,252
  Time
   deposits       874,337    941,801    969,444    930,890    911,954
               ---------- ---------- ---------- ---------- ----------
   Total
    deposits    1,836,447  1,847,908  1,913,071  1,901,803  1,854,738
 Federal funds
  purchased            --         --         --      8,485         --
 Securities
  sold under
  agreements
  to
  repurchase       74,478    113,389    108,350    116,865    114,589
 FHLB borrowed
  funds           277,827    282,975    278,182    238,551    249,848
 Accrued
  interest
  payable and
  other
  liabilities      11,034      5,202     12,350     10,440     17,936
 Subordinated
  debentures       47,552     47,575     47,598     47,620     47,643
               ---------- ---------- ---------- ---------- ----------
  Total
   liabilities  2,247,338  2,297,049  2,359,551  2,323,764  2,284,754
               ---------- ---------- ---------- ---------- ----------
 Stockholders'
  equity
 Preferred
  stock            49,139         --         --         --         --
 Common stock         199        199        198        183        183
 Capital
  surplus         254,501    253,581    252,836    220,248    220,052
 Retained
  earnings         37,126     32,639     43,310     70,220     65,575
 Accumulated
  other
  comprehensive
  gain (loss)      (2,152)    (3,375)    (5,305)    (2,796)       581
               ---------- ---------- ---------- ---------- ----------
   Total
    stock-
    holders'
    equity        338,813    283,044    291,039    287,855    286,391
               ---------- ---------- ---------- ---------- ----------
   Total
    liabilities
    and stock-
    holders'
    equity     $2,586,151 $2,580,093 $2,650,590 $2,611,619 $2,571,145
               ========== ========== ========== ========== ==========

 CAPITAL RATIOS
 --------------
 Common equity
  to assets          11.2%      11.0%      11.0%      11.0%      11.1%
 Tangible
  common equity
  to tangible
  assets              9.1%       9.0%       9.0%       9.0%       9.1%

                                 Home BancShares, Inc.
                         Consolidated Statements of Income (Loss)
                                      (Unaudited)

                                    Quarter Ended
                   ------------------------------------------------
                   Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,
 (In thousands)      2009      2008      2008      2008      2008
 ---------------   --------  --------  --------  --------  --------

 Interest income
  Loans            $ 29,138  $ 30,527  $ 31,831  $ 32,209  $ 33,245
  Investment
   securities
   Taxable            2,653     2,870     2,982     2,996     3,762
   Tax-exempt         1,298     1,267     1,216     1,199     1,168
  Deposits -
   other banks           12         6        35        37        55
  Federal funds
   sold                   7        24        24        99       166
                   --------  --------  --------  --------  --------

 Total interest
  income             33,108    34,694    36,088    36,540    38,396
                   --------  --------  --------  --------  --------

 Interest
  expense
  Interest on
   deposits           8,118     9,700    10,752    11,619    13,522
  Federal funds
   purchased              2        14        79        20        69
  FHLB borrowed
   funds              2,390     2,382     2,239     2,059     2,575
  Securities
   sold under
   agreements to
   repurchase           111       173       394       367       588
  Subordinated
   debentures           676       800       769       734       811
                   --------  --------  --------  --------  --------

 Total interest
  expense            11,297    13,069    14,233    14,799    17,565
                   --------  --------  --------  --------  --------

 Net interest
  income             21,811    21,625    21,855    21,741    20,831
  Provision for
   loan losses        1,000    20,064     1,439       704     4,809
                   --------  --------  --------  --------  --------
 Net interest
  income after
  provision for
  loan losses        20,811     1,561    20,416    21,037    16,022
                   --------  --------  --------  --------  --------

 Non-interest
  income
  Service
   charges on
   deposit
   accounts           3,374     3,650     3,557     3,352     3,097
  Other service
   charges and
   fees               1,784     1,513     1,698     1,699     1,763
  Data
   processing
   fees                 186       256       239       225       210
  Mortgage
   lending
   income               880       629       695       706       632
  Mortgage
   servicing
   income               200       199       206       217       231
  Insurance
   commissions          257       155       164       184       272
  Income from
   title
   services             140       145       141       189       168
  Increase in
   cash value of
   life
   insurance            477       471       544       513       585
  Dividends from
   FHLB, FRB &
   bankers' bank        107       126       194       227       281
  Equity in
   earnings of
   uncon-
   solidated
   affiliate             --        --        --        --       102
  Gain on sale
   of equity
   investment            --        --        --        --     6,102
  Gain on sale
   of SBA loans          --        --        26        --       101
  Gain (loss) on
   sale of
   premises &
   equip, net             7       105        --        --        (2)
  Gain (loss) on
   OREO, net           (117)   (2,422)      (28)      (50)     (380)
  Gain (loss) on
   securities,
   net                   --    (3,860)       --    (2,067)       --
  Other income          320       765       348       472       372
                   --------  --------  --------  --------  --------

 Total non-
  interest
  income              7,615     1,732     7,784     5,667    13,534
                   --------  --------  --------  --------  --------
 Non-interest
  expense
  Salaries and
   employee
   benefits           8,944     8,618     8,739     8,931     9,278
  Occupancy and
   equipment          2,677     2,800     2,825     2,726     2,702
  Data
   processing
   expense              807       942       815       833       786
  Other
   operating
   expenses           6,864     7,699     6,099     6,007     5,917
                   --------  --------  --------  --------  --------

 Total non-
  interest
  expense            19,292    20,059    18,478    18,497    18,683
                   --------  --------  --------  --------  --------

 Income (loss)
  before income
  taxes               9,134   (16,766)    9,722     8,207    10,873
  Income tax
   expense
   (benefit)          2,889    (7,386)    3,158     2,553     3,595
                   --------  --------  --------  --------  --------
 Net income
  (loss)              6,245    (9,380)    6,564     5,654     7,278
 Preferred stock
  dividends &
  accretion of
  discount on
  preferred
  stock                 566        --        --        --        --
                   --------  --------  --------  --------  --------
 Net income
  (loss)
  available to
  common
  shareholders     $  5,679  $ (9,380) $  6,564  $  5,654  $  7,278
                   ========  ========  ========  ========  ========

                                                      Year Ended
                                                 -------------------
                                                 Mar. 31,   Mar. 31,
 (In thousands)                                    2009       2008
 ---------------                                 --------   --------

 Interest income
  Loans                                          $ 29,138   $ 33,245
  Investment securities
   Taxable                                          2,653      3,762
   Tax-exempt                                       1,298      1,168
  Deposits - other banks                               12         55
  Federal funds sold                                    7        166
                                                 --------   --------
 Total interest income                             33,108     38,396
                                                 --------   --------
 Interest expense
  Interest on deposits                              8,118     13,522
  Federal funds purchased                               2         69
  FHLB borrowed funds                               2,390      2,575
  Securities sold under
   agreements to repurchase                           111        588
  Subordinated debentures                             676        811
                                                 --------   --------
 Total interest expense                            11,297     17,565
                                                 --------   --------

 Net interest income                               21,811     20,831
  Provision for loan losses                         1,000      4,809
                                                 --------   --------
 Net interest income after
  provision for loan losses                        20,811     16,022
                                                 --------   --------
 Non-interest income
  Service charges on deposit accounts               3,374      3,097
  Other service charges and fees                    1,784      1,763
  Data processing fees                                186        210
  Mortgage lending income                             880        632
  Mortgage servicing income                           200        231
  Insurance commissions                               257        272
  Income from title services                          140        168
  Increase in cash value of life insurance            477        585
  Dividends from FHLB, FRB & bankers' bank            107        281
  Equity in earnings of unconsolidated affiliate       --        102
  Gain on sale of equity investment                    --      6,102
  Gain on sale of SBA loans                            --        101
  Gain (loss) on sale of premises & equip, net          7         (2)
  Gain (loss) on OREO, net                           (117)      (380)
  Gain (loss) on securities, net                       --         --
  Other income                                        320        372
                                                 --------   --------

 Total non-interest income                          7,615     13,534
                                                 --------   --------
 Non-interest expense
    Salaries and employee benefits                  8,944      9,278
    Occupancy and equipment                         2,677      2,702
    Data processing expense                           807        786
    Other operating expenses                        6,864      5,917
                                                 --------   --------

 Total non-interest expense                        19,292     18,683
                                                 --------   --------

 Income (loss) before income taxes                  9,134     10,873
  Income tax expense (benefit)                      2,889      3,595
                                                 --------   --------
 Net income (loss)                                  6,245      7,278
 Preferred stock dividends & accretion of
  discount on preferred stock                         566         --
                                                 --------   --------
 Net income (loss) available to common
  shareholders                                   $  5,679   $  7,278
                                                 ========   ========

                                Home BancShares, Inc.
                            Selected Financial Information
                                     (Unaudited)

 (Dollars and shares                   Quarter Ended
  in thousands,      ------------------------------------------------
  except per share   Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,
  data)                2009      2008      2008      2008      2008
 ------------------- --------  --------  --------  --------  --------

   PER SHARE DATA
   --------------
  (Adjusted for 8%
   Stock Dividend)
 Diluted earnings
  (loss) per common
  share              $   0.28  $  (0.46) $   0.32  $   0.28  $   0.36
 Diluted cash
  earnings (loss) per
  common share           0.30     (0.45)     0.34      0.29      0.37
 Basic earnings
  (loss) per common
  share                  0.29     (0.47)     0.32      0.29      0.37
 Dividends per share
  - common              0.060     0.065     0.060     0.051     0.046
 Book value per
  common share          14.58     14.25     14.68     14.53     14.46
 Tangible book value
  per common share      11.60     11.40     11.80     11.64     11.55

  STOCK INFORMATION
  -----------------
  (Adjusted for 8%
   Stock Dividend)
 Average common
  shares outstanding   19,863    19,840    19,814    19,810    19,802
 Average diluted
  shares outstanding   20,119    20,340    20,323    20,298    20,295
 End of period common
  shares outstanding   19,865    19,860    19,823    19,810    19,804

     ANNUALIZED
  PERFORMANCE RATIOS
  ------------------

 Return on average
  assets                 0.97%   -1.43%      1.00%     0.89%     1.15%
 Cash return on
  average assets         1.04%   -1.41%      1.07%     0.95%     1.22%
 Return on average
  common equity          8.02%  -12.80%      9.02%     7.91%    10.35%
 Cash return on
  average tangible
  common equity         10.50%  -15.43%     11.72%    10.38%    13.53%
 Efficiency ratio       62.16%    80.96%    59.25%    64.04%    51.94%
 Net interest margin
  - FTE                  3.93%     3.78%     3.82%     3.89%     3.78%
 Fully taxable
  equivalent
  adjustment              865       848       768       752       716

   RECONCILIATION OF
     CASH (LOSS)
      EARNINGS
   -----------------
   (Adjusted for 8%
    Stock Dividend)
 GAAP net income
  (loss) available to
  common
  shareholders       $  5,679  $ (9,380) $  6,564  $  5,654  $  7,278
 Intangible
  amortization
  after-tax               281       281       281       280       282
                     --------  --------  --------  --------  --------
 Cash earnings
  (loss)             $  5,960  $ (9,099) $  6,845  $  5,934  $  7,560
                     ========  ========  ========  ========  ========
 GAAP diluted
  earnings (loss)
  per share          $   0.28  $  (0.46) $   0.32  $   0.28  $   0.36
 Intangible
  amortization
  after-tax              0.02      0.01      0.02      0.01      0.01
                     --------  --------  --------  --------  --------
 Diluted cash
  earnings (loss)
  per share          $   0.30  $  (0.45) $   0.34  $   0.29  $   0.37
                     ========  ========  ========  ========  ========

    OTHER OPERATING
       EXPENSES
    ---------------
 Advertising         $    600  $    669  $    670  $    691  $    614
 Merger Expenses          742     1,775        --        --        --
 Amortization of
  intangibles             463       462       462       463       462
 Amortization of
  mortgage servicing
  rights                  147       147       148       147       147
 Electronic banking
  expense                 863       665       740       823       752
 Directors' fees          284       275       254       231       231
 Due from bank
  service charges         100        89        73        82        62
 FDIC and state
  assessment              965       479       524       429       372
 Insurance                297       241       244       235       228
 Legal and
  accounting              435       406       382       316       280
 Mortgage servicing
  expense                  72        77        59        74        87
 Other professional
  fees                    259       165       184       444       833
 Operating supplies       213       236       234       245       244
 Postage                  176       185       189       188       180
 Telephone                178       199       238       233       231
 Other expense          1,070     1,629     1,698     1,406     1,194
                     --------  --------  --------  --------  --------

  Total other
   operating
   expenses          $  6,864  $  7,699  $  6,099  $  6,007  $  5,917
                     ========  ========  ========  ========  ========

                                                      Year Ended
                                                  ------------------
 (Dollars and shares in thousands,                Mar. 31,  Mar. 31,
  except per share data)                            2009      2008
 ---------------------------------                --------  --------

          PER SHARE DATA
          --------------
 (Adjusted for 8% Stock Dividend)

 Diluted earnings (loss) per common share         $   0.28  $   0.36
 Diluted cash earnings (loss) per common share        0.30      0.37
 Basic earnings (loss) per common share               0.29      0.37
 Dividends per share - common                        0.060     0.046
 Book value per common share                         14.58     14.46
 Tangible book value per common share                11.60     11.55

         STOCK INFORMATION
         -----------------
   (Adjusted for 8% Stock Dividend)

 Average common shares outstanding                  19,863    19,802
 Average diluted shares outstanding                 20,119    20,295
 End of period common shares outstanding            19,865    19,804

     ANNUALIZED PERFORMANCE RATIOS
     -----------------------------

 Return on average assets                             0.97%     1.15%
 Cash return on average assets                        1.04%     1.22%
 Return on average common equity                      8.02%    10.35%
 Cash return on average tangible common equity       10.50%    13.53%
 Efficiency ratio                                    62.16%    51.94%
 Net interest margin - FTE                            3.93%     3.78%

 Fully taxable equivalent adjustment                   865       716

  RECONCILIATION OF CASH (LOSS) EARNINGS
  --------------------------------------
     (Adjusted for 8% Stock Dividend)

 GAAP net income (loss) available to
  common shareholders                             $  5,679  $  7,278
 Intangible amortization after-tax                     281       282
                                                  --------  --------
 Cash earnings (loss)                             $  5,960  $  7,560
                                                  ========  ========

 GAAP diluted earnings (loss) per share           $   0.28  $   0.36
 Intangible amortization after-tax                    0.02      0.01
                                                  --------  --------
 Diluted cash earnings (loss) per share           $   0.30  $   0.37
                                                  ========  ========

     OTHER OPERATING EXPENSES
     ------------------------

 Advertising                                      $    600  $    614
 Merger Expenses                                       742        --
 Amortization of intangibles                           463       462
 Amortization of mortgage servicing rights             147       147
 Electronic banking expense                            863       752
 Directors' fees                                       284       231
 Due from bank service charges                         100        62
 FDIC and state assessment                             965       372
 Insurance                                             297       228
 Legal and accounting                                  435       280
 Mortgage servicing expense                             72        87
 Other professional fees                               259       833
 Operating supplies                                    213       244
 Postage                                               176       180
 Telephone                                             178       231
 Other expense                                       1,070     1,194
                                                  --------  --------
  Total other operating expenses                  $  6,864  $  5,917
                                                  ========  ========

                      Home BancShares, Inc.
                 Selected Financial Information
                            (Unaudited)

 (Dollars in     Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,
  thousands)       2009       2008       2008       2008       2008
 -------------- ---------- ---------- ---------- ---------- ----------

  LOAN BALANCES
  -------------

 Real estate
  Commercial
   real estate
   loans
   Non-farm/non-
    residential $  814,353 $  816,603 $  798,447 $  787,824 $  765,881
   Construction/
    land
    development    336,941    320,398    339,691    353,415    341,442
    Agricultural    16,943     23,603     25,097     24,033     24,739
  Residential
   real estate
   loans
   Residential
    1-4 family     395,688    391,255    376,722    365,577    343,475
   Multifamily
    residential     61,751     56,440     61,341     74,065     73,220
                ---------- ---------- ---------- ---------- ----------
 Total real
  estate         1,625,676  1,608,299  1,601,298  1,604,914  1,548,757
 Consumer           43,354     46,615     49,600     54,060     55,251
 Commercial and
  industrial       250,172    255,153    255,933    238,870    224,756
 Agricultural       23,706     23,625     38,431     33,794     17,559
 Other              23,664     22,540     22,661     19,634     20,646
                ---------- ---------- ---------- ---------- ----------
  Total loans
   receivable
   before
   allowance for
   loan losses   1,966,572  1,956,232  1,967,923  1,951,272  1,866,969
 Allowance for
  loan losses       40,822     40,385     36,372     36,563     37,075
                ---------- ---------- ---------- ---------- ----------
 Total loans
  receivable,
  net           $1,925,750 $1,915,847 $1,931,551 $1,914,709 $1,829,894
                ========== ========== ========== ========== ==========

 Loans to deposits  107.09%    105.86%    102.87%    102.60%    100.66%

  ALLOWANCE FOR
  -------------
   LOAN LOSSES
   -----------

 Balance,
  beginning
  of period     $   40,385 $   36,372 $   36,563 $   37,075 $   29,406
 Loans
  charged off        1,015     16,141      1,673      2,483        623
 Recoveries
  of loans
  previously
  charged off          452         90         43      1,267        101
                ---------- ---------- ---------- ---------- ----------
  Net loans
   charged off         563     16,051      1,630      1,216        522
 Provision for
  loan losses        1,000     20,064      1,439        704      4,809
 Allowance for
  loan losses
  of acquired
  institution           --         --         --         --      3,382
                ---------- ---------- ---------- ---------- ----------
 Balance, end
  of period     $   40,822 $   40,385 $   36,372 $   36,563 $   37,075
                ========== ========== ========== ========== ==========

 Net charge-offs
  to average
  loans               0.12%      3.23%      0.33%      0.26%      0.11%
 Allowance for
  loan losses
  to total loans      2.08%      2.06%      1.85%      1.87%      1.99%

  NON-PERFORMING
  --------------
      ASSETS
      ------

 Non-performing
  loans
  Non-accrual
   loans        $   24,024 $   28,524 $   15,571 $   11,772 $   12,033
  Loans past
   due 90 days
   or more             284      1,374        490        446         --
                ---------- ---------- ---------- ---------- ----------
   Total non-
    performing
    loans           24,308     29,898     16,061     12,218     12,033
                ---------- ---------- ---------- ---------- ----------
 Other non-
  performing
  assets
  Foreclosed
   assets held
   for sale         15,397      6,763      9,392      5,284      5,097
  Non-accrual
   investments          --         --      3,860      3,860         --
  Other non-
   performing
   assets                2         16         13         59         27
                ---------- ---------- ---------- ---------- ----------
   Total
    other non-
    performing
    assets          15,399      6,779     13,265      9,203      5,124
                ---------- ---------- ---------- ---------- ----------
   Total non-
    performing
    assets      $   39,707 $   36,677 $   29,326 $   21,421 $   17,157
                ========== ========== ========== ========== ==========

 Allowance for
  loan losses to
  non-performing
  loans             167.94%    135.08%    226.46%    299.26%    308.11%
 Non-performing
  loans to total
  loans               1.24%      1.53%      0.82%      0.63%      0.64%
 Non-performing
  assets to
  total assets        1.54%      1.42%      1.11%      0.82%      0.67%

                      Home BancShares, Inc.
                Consolidated Net Interest Margin
                           (Unaudited)

                                  Three Months Ended
                  --------------------------------------------------
                       March 31, 2009           December 31, 2008
  (Dollars in     ------------------------  ------------------------
  -----------       Average  Income/  Yield/  Average  Income/  Yield/
   thousands)       Balance  Expense  Rate    Balance  Expense  Rate
   ----------     ---------- -------- ----  ---------- -------- ----

      ASSETS
      ------

 Earning assets
  Interest-bearing
   balances due
   from banks     $    8,604 $     12 0.57% $    5,381 $      6 0.44%
  Federal funds
   sold               13,846        7 0.21%     12,078       24 0.79%
  Investment
   securities -
   taxable           230,762    2,653 4.66%    249,614    2,870 4.57%
  Investment
   securities -
   non-taxable -
   FTE               117,082    2,064 7.15%    117,278    2,003 6.79%
  Loans receivable
   - FTE           1,966,934   29,237 6.03%  1,979,358   30,639 6.16%
                  ---------- --------       ---------- --------
    Total interest-
     earning
     assets        2,337,228   33,973 5.89%  2,363,709   35,542 5.98%
                             --------                  --------
  Non-earning
   assets            261,009                   252,327
                  ----------                ----------
    Total assets  $2,598,237                $2,616,036
                  ==========                ==========

  LIABILITIES AND
  ---------------
   SHAREHOLDERS'
   -------------
      EQUITY
      ------

 Liabilities
  Interest-bearing
   liabilities
   Savings and
    interest-
    bearing
    transaction
    accounts      $  667,281 $  1,285 0.78% $  681,991 $  1,914 1.12%
   Time deposits     913,504    6,833 3.03%    966,149    7,786 3.21%
                  ---------- --------       ---------- --------
    Total
     interest-
     bearing
     deposits      1,580,785    8,118 2.08%  1,648,140    9,700 2.34%
  Federal funds
   purchased           3,790        2 0.21%      5,320       14 1.05%
  Securities
   sold under
   agreement to
   repurchase         84,730      111 0.53%    107,782      173 0.64%
  FHLB borrowed
   funds             280,876    2,390 3.45%    263,261    2,382 3.60%
  Subordinated
   debentures         47,566      676 5.76%     47,588      800 6.69%
                  ---------- --------       ---------- --------
    Total
     interest-
     bearing
     liabilities   1,997,747   11,297 2.29%  2,072,091   13,069 2.51%
                             --------                  --------
  Non-interest
   bearing
   liabilities
   Non-interest
    bearing
    deposits         264,595                   238,684
   Other
    liabilities        7,786                    13,836
                  ----------                ----------
    Total
     liabilities   2,270,128                 2,324,611
 Shareholders'
  equity             328,109                   291,425
                  ----------                ----------
    Total
     liabilities
     and
     shareholders'
     equity       $2,598,237                $2,616,036
                  ==========                ==========
 Net interest spread                  3.60%                     3.47%
 Net interest income
  and margin - FTE           $ 22,676 3.93%            $ 22,473 3.78%
                             ========                  ========

                      Home BancShares, Inc.
                Consolidated Net Interest Margin
                          (Unaudited)

                                  Three Months Ended
                  --------------------------------------------------
                       March 31, 2009            March 31, 2008
  (Dollars in     ------------------------  ------------------------
  -----------       Average  Income/  Yield/  Average  Income/  Yield/
  thousands)        Balance  Expense  Rate    Balance  Expense  Rate
  ----------      ---------- -------- ----  ---------- -------- ----

     ASSETS
     ------

 Earning assets
  Interest-bearing
   balances due
   from banks     $    8,604 $     12 0.57% $    5,397 $     55 4.10%
  Federal funds
   sold               13,846        7 0.21%     22,701      166 2.94%
  Investment
   securities -
   taxable           230,762    2,653 4.66%    324,101    3,762 4.67%
  Investment
   securities -
   non-taxable -
   FTE                117,082   2,064 7.15%    109,314    1,826 6.72%
  Loans receivable
   - FTE           1,966,934   29,237 6.03%  1,831,338   33,303 7.31%
                  ---------- --------       ---------- --------
   Total interest-
    earning assets 2,337,228   33,973 5.89%  2,292,851   39,112 6.86%
                             --------                  --------
  Non-earning
   assets            261,009                   257,680
                  ----------                ----------
   Total assets   $2,598,237                $2,550,531
                  ==========                ==========

  LIABILITIES AND
  ---------------
   SHAREHOLDERS'
   -------------
       EQUITY
       ------

 Liabilities
  Interest-bearing
   liabilities
   Savings and
    interest-
    bearing
    transaction
    accounts      $  667,281 $  1,285 0.78% $  650,235 $  3,405 2.11%
   Time deposits     913,504    6,833 3.03%    917,348   10,117 4.44%
                  ---------- --------       ---------- --------
   Total
    interest-
    bearing
    deposits       1,580,785    8,118 2.08%  1,567,583   13,522 3.47%
  Federal funds
   purchased           3,790        2 0.21%      6,578       69 4.22%
  Securities sold
   under agreement
   to repurchase      84,730      111 0.53%    117,426      588 2.01%
  FHLB borrowed
   funds             280,876    2,390 3.45%    276,357    2,575 3.75%
  Subordinated
   debentures         47,566      676 5.76%     47,656      811 6.84%
                  ---------- --------       ---------- --------
   Total
    interest-
    bearing
    liabilities    1,997,747   11,297 2.29%  2,015,600   17,565 3.50%
                             --------                  --------
  Non-interest
   bearing
   liabilities
   Non-interest
    bearing
    deposits         264,595                   237,028
   Other
    liabilities        7,786                    15,155
                  ----------                ----------
    Total
     liabilities   2,270,128                 2,267,783
 Shareholders'
  equity             328,109                   282,748
                  ----------                ----------
    Total
     liabilities
     and
     shareholders'
     equity       $2,598,237                $2,550,531
                  ==========                ==========
 Net interest spread                  3.60%                     3.36%
 Net interest income
  and margin - FTE           $ 22,676 3.93%            $ 21,547 3.78%
                             ========                  ========

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770